                                                                   Exhibit 3.1.4
                       THE COMMONWEALTH OF MASSACHUSETTS
                     DEPARTMENT OF CORPORATION AND TAXATION
                          HENRY F. LONG, COMMISSIONER
                            230 STATE HOUSE, BOSTON


                            ARTICLES OF ORGANIZATION


     We PETER MORRONI, ANTHONY M. TATA AND DOMENIC P. TATA being a majority of the directors of TAMOR PLASTICS CORP. elected at its first meeting, in compliance with the requirements of General Laws, Chapter 156, Section 10, hereby certify that the following is a true copy of the agreement of association to form said corporation, with the names of the subscribers thereto:
     We, whose names are hereto subscribed, do, by this agreement, associate ourselves with the intention of forming a corporation under the provision of General Laws, Chapter 156.

     The name by which the corporation shall be known is TAMOR PLASTICS CORP.

     The location of the principal office of the corporation in Massachusetts is to be the CITY of LEOMINSTER, and outside Massachusetts, the _____________ of ________________________, State of _________________________.

     [The business address of the corporation is to be 147 SEVENTH ST.
     LEOMINSTER.
--------------------------------------------------------------------------------

     If such business address is not yet determined, give the name and business address of the treasurer or other officer to receive mail.

--------------------------------------------------------------------------------


     The purposes for which the corporation is formed and the nature of the business to be transacted by it are as follows:

     To manufacture plastic or celluloid materials and articles of all kinds, the buying and selling of the same, and to purchase, here, and lease all machinery, equipment or buildings necessary for said purposes.

The total capital stock to be authorized is as follows:


=============================================================================
                WITHOUT PAR VALUE             WITH PAR VALUE
                -------------------------------------------------------------
CLASS OF STOCK  NUMBER OF SHARES   NUMBER OF SHARES  PAR VALUE   AMOUNT
-----------------------------------------------------------------------------
  Preferred                                                     $
-----------------------------------------------------------------------------
    Common                               100          $100      10,000
-----------------------------------------------------------------------------

=============================================================================
Restriction, if any, imposed upon the transfer of shares:

   (PRINTED OR PHOTOSTATIC RESTRICTIONS MUST NOT BE ATTACHED IN THIS SPACE.)

Any Stockholder, including the heirs, assigns, executor or administrators of a deceased Stockholder, desiring to sell such stock owned by him or them, shall first offer it to the Corporation through the Board of Directors, in the manner following:

He shall notify the directors of his desire to sell by notice in writing, which notice shall contain the price at which he is willing to sell and the name of one arbitrator. The director shall within thirty days thereafter either accept the officer, or by notice to him in writing name a second arbitrator, and these two shall name a third. It shall then be the duty of the arbitrators to ascertain the value of the stock, and if either party shall neglect or refuse to appear at the hearing appointed by the arbitrators, they may act in the absence of such party.

After the acceptance of the officer, or the report of the arbitrators as to the value of the stock, the directors shall have thirty days within which to purchase the same at such valuation, but if at the expiration of thirty days, the corporation shall not have exercised the right so to purchase, the owner of the stock shall be at liberty to dispose of the same in any manner he may see fit.

No shares of stock shall be sold or transferred on the books of the corporation until these provisions have been complied with, but the Board of Directors may in any particular instance waive the requirement.



     A description of the different classes of stock, if there are to be two or more classes, and a statement of the terms on which they are to be created and the method of voting thereon:


     Other lawful provisions, if any, for the conduct and regulation of the business of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

[If seven days' notice is given, complete the following paragraph.]

     The first meeting shall be called by

[If notice is waived, fill in the following paragraph.]

     We hereby waive all requirements of the General Laws of Massachusetts for notice of the first meeting of the incorporators for the purpose of organization, and appoint the fourth day of March, 1947, at 10:00 o'clock A.M., at Leominster as the time and place for holding such first meeting.

     The names and residences of the incorporators and the amount of stock subscribed for by each are as follows:

                    NAME
     FIRST NAME MUST BE WRITTEN IN FULL              CITY OR TOWN OF RESIDENCE         AMOUNT OF STOCK SUBSCRIBED FOR
Initials and abbreviations are not sufficient  Actual place of domicile must be given  Preferred                Common
Domenic P. Tata                                            Leominster                                           49
Anthony M. Tata                                            Leominster                                           51
Peter Morroni                                              Leominster                                           50

IN WITNESS WHEREOF we hereto sign our names, this 14th day of February, 1947.


(Type or plainly print the name of each incorporator as signed to the Agreement of Association)

     And we further certify that:

     The first meeting of the subscribers to said agreement was held on the fourth day of March, 1947.

     The amount of capital stock now to be issued is as follows:

===================================================
                        NUMBER OF SHARES
---------------------------------------------------
CLASS OF STOCK  WITHOUT PAR VALUE  WITH PAR VALUE
---------------------------------------------------
  Preferred
---------------------------------------------------
    Common                              100
---------------------------------------------------

===================================================



-----------------------------------------------------------------------------
                                                PREFERRED     COMMON
-----------------------------------------------------------------------------
TO BE PAID FOR:
-----------------------------------------------------------------------------
   IN CASH:
-----------------------------------------------------------------------------
            In full                                            $10,000
-----------------------------------------------------------------------------
            By installments to be paid commencing business
-----------------------------------------------------------------------------
            Amount of installment
-----------------------------------------------------------------------------
IN PROPERTY:
-----------------------------------------------------------------------------
   REAL ESTATE
-----------------------------------------------------------------------------
            Location
-----------------------------------------------------------------------------
            Area
-----------------------------------------------------------------------------
   PERSONAL PROPERTY:
-----------------------------------------------------------------------------
            Accounts receivable
-----------------------------------------------------------------------------
            Notes receivable
-----------------------------------------------------------------------------
            Merchandise
-----------------------------------------------------------------------------
            Supplies
-----------------------------------------------------------------------------
            Securities
-----------------------------------------------------------------------------
            Machinery
-----------------------------------------------------------------------------
            Motor vehicles and trailers
-----------------------------------------------------------------------------
            Equipment and tools
-----------------------------------------------------------------------------
            Furniture and fixtures
-----------------------------------------------------------------------------
            Patent rights
-----------------------------------------------------------------------------
            Trade-marks
-----------------------------------------------------------------------------
            Copyrights
-----------------------------------------------------------------------------
            Goodwill
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
IN SERVICES
-----------------------------------------------------------------------------
IN EXPENSES
-----------------------------------------------------------------------------

         No stock shall be at any time issued unless the cash, so far as due, or the property, services or expenses for which it was authorized to be issued, has been actually received or incurred by, or conveyed or rendered to, the corporation, or is in its possession as surplus; nor shall any note or evidence of indebtedness, secured or unsecured, of any person to whom stock is issued, be deemed to be payment therefor; and the president, treasurer and directors shall be jointly and severally liable to any stockholder of the corporation for actual damages caused to him by such issues.

         SERVICES AND EXPENSES: Service must have been rendered and expenses incurred before stock is issued therefor State clearly the nature of such services or expenses and the amount of stock to be issued therefor.

     The name, residence, and post office of each of the officers of the corporation is as follows:


-----------------------------------------------------------------------------------------
                                  CITY OR TOWN OF RESIDENCE         POST OFFICE ADDRESS
           NAME             Actual place of domicile must be given   HOME OR BUSINESS
-----------------------------------------------------------------------------------------
President  Peter Morroni              Leominster, Mass.             248 Seventh St.
-----------------------------------------------------------------------------------------
Treasurer  Peter Morroni              Leominster, Mass.             248 Seventh St.
-----------------------------------------------------------------------------------------
Clerk      Anthony M. Tata            Leominster, Mass.             148 Sixth St.
-----------------------------------------------------------------------------------------
Directors  Peter Morroni              Leominster, Mass.             248 Seventh St.
-----------------------------------------------------------------------------------------
           Anthony M. Tata            Leominster, Mass.             248 Seventh St.
-----------------------------------------------------------------------------------------
           Domenic P. Tata            Leominster, Mass.             167 Seventh St.
-----------------------------------------------------------------------------------------

     IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we hereto sign our names this 4th day of March, 1947.

                       THE COMMONWEALTH OF MASSACHUSETTS
                             WRITING NOTHING BELOW

                              Tamor Plastics Corp.

                         ______________________________

                                  Fee $50 Paid
                         ______________________________

                            ARTICLES OF ORGANIZATION
                     GENERAL LAWS, CHAPTER 156, SECTION 10



     Filed in the office of the Secretary of the Commonwealth and Certificate of Incorporation issued as of March 6, 1947

                 ===========================================
                 I hereby certify that, upon an examination of the within-written articles of organization, the agreement of association, and the record of the first meeting of the incorporators, including the by-laws, duly submitted to me, it appears that the provisions of the General Laws relative to the organization of corporations have been complied with, and I hereby approve said articles this 6th day of March, 1947.

                                               ______________________________/s/
                                       Commissioner of Corporations and Taxation

                             CHARTER TO BE SENT TO

                                James R. Oliver
                               47 Monument Square
                                   Leominster

                 FILING FEE: 1/20 of the 1% of the total amount of the authorized capital stock, with par value, and one cent a share for all authorized shares without par value, but not less than $50. General Laws, Chapter 156, Section 53.

                      THE COMMONWEALTH OF MASSACHUSETTS
                       Office of the Secretary of State
                                                       FEDERAL IDENTIFICATION

                     Michael Joseph Connolly, Secretary          NO. 041072885


                CERTIFICATE OF CHANGE OF DIRECTORS OR OFFICERS
                      OF DOMESTIC BUSINESS CORPORATIONS

                    General Laws, Chapter 136b, Section 53


     I, Louis Rocca,  Clerk or Assistant Clerk of the
                        Tamor Plastics  Corporation
                          (Name of Corporation)
      located at 106 Carter Street, Leominster, MA 01453
      (Business Address of Corporation:  Number and Street, City or Town)

hereby certify in compliance with the provisions of law, that a change in the officers of said corporation has been made, and the names of the present officers are as follows:

                                    ADDRESS
                             GIVE NUMBER AND STREET   EXPIRATION OF
  TITLE          NAME             OF DOMICILE        TERM OF OFFICES
===============================================================================
President  Michael Tata      1100 Main Street
                             Leominster, MA 01453
-------------------------------------------------------------------------------
Treasurer  Leonard J. Tocci  128 Legate Hill Road         UNTIL
                             Leominster, MA 01453
-------------------------------------------------------------------------------
Clerk      Louis Rocca       53 Highland Avenue        SUCCESSORS
                             Leominster, MA 01453
-------------------------------------------------------------------------------
Directors  Louise Rocca      53 Highland Avenue            ARE
                             Leominster, MA 01453
-------------------------------------------------------------------------------
           Michael Tata      1100 Main Street            ELECTED
                             Leominster, MA 01453
-------------------------------------------------------------------------------
           Leonard J. Tocci  128 Legate Hill Road
                             Leominster, MA 01453
-------------------------------------------------------------------------------
           Richard M. Tocci  121 Scenic Drive
                             Leominster, MA 01453
===============================================================================


SUBSCRIBED THIS 1st day of March 1989, UNDER THE PENALTIES OF PERJURY.


             SIGNATURE ___________________________/s/, Clerk or Assistant Clerk

                      THE COMMONWEALTH OF MASSACHUSETTS
                           MICHAEL JOSEPH CONNOLLY
                              Secretary of State         FEDERAL IDENTIFICATION
                   State House, Boston, Mass 02133
                                                                 NO. 041072885


                CERTIFICATE OF CHANGE OF DIRECTORS OR OFFICERS
                      OF DOMESTIC BUSINESS CORPORATIONS

                     General Laws, Chapter 156b, Section 53


     I, Mark C. Bodanza, Clerk or Assistant Clerk of the
                         Tamor Plastics  Corporation
                            (Name of Corporation)
located at     106 Carter Street, Leominster, MA 01453
      (Business Address of Corporation:  Number and Street, City or Town)

hereby certify in compliance with the provisions of law, that a change in the officers of said corporation has been made, and the names of the present officers are as follows:

                                     Address
                              Give Number and Street   Expiration of
  Title          Name              of Domicile        Term of Offices
===============================================================================
                              128 Legate Hill
President  Leonard  J. Tocci  Leominster, MA 01453    until successors
-------------------------------------------------------------------------------
Treasurer  Michael P. Tata    1100 Main Street        are elected
                              Leominster, MA 01453
-------------------------------------------------------------------------------
Clerk      Mark C. Bodanza    77 Merriam Avenue       " "
                              Leominster, MA 01453
-------------------------------------------------------------------------------
Directors  Lucille M. Tata    1100 Main Street        " "
                              Leominster, MA 01453
-------------------------------------------------------------------------------
           Michael P. Tata    1100 Main Street        " "
                              Leominster, MA 01453
-------------------------------------------------------------------------------
           Leonard J. Tocci   128 Legate Hill Road    " "
                              Leominster, MA 01453
-------------------------------------------------------------------------------
           Richard M. Tocci   121 Scenic Drive        " "
                              Leominster, MA 01453
===============================================================================
SUBSCRIBED THIS 1st day of March 1990,UNDER THE PENALTIES OF PERJURY.


             SIGNATURE ___________________________/s/, Clerk or Assistant Clerk
                       Mark C. Bodanza

                                                        (1) Federal Information
                                                                 Number
                                                               04-1072885

                      The Commonwealth of Massachusetts
                       Office of the Secretary of State
                        Michael J. Connolly, Secretary
               One Ashburton Place, Boston, Massachusetts 02108



                 CERTIFICATE OF CHANGE OF DIRECTORS OR OFFICERS
                       OF DOMESTIC BUSINESS CORPORATIONS
                     General Laws, Chapter 156b, Section 53

 (2) I,      Mark C. Bodanza,   Clerk or Assistant Clerk
 (3) of                      Tamor Plastics Corporation
                               (Name of Corporation)

 (4) located at     106 Carter Street, Leominster, MA 01453
      (Business Address of Corporation:  Number and Street, City or Town)

 hereby certify in compliance with the provisions of law, that a change in the officers of said corporation has been made and the names of the present officers are as follows:


                                     (5B) Address
                                 Give Number & Street     (5C) Expiration of
  Title        (5A) Name             of Domicile           Term of Offices
===============================================================================
President  Leonard  J. Tocci  128 Legate Hill
                              Leominster, MA 01453
-------------------------------------------------------------------------------
Treasurer  Lucille M. Tata    2442 N.E. 2nd Street
                              Lighthouse Point, FL 33064
-------------------------------------------------------------------------------
           Mark C. Bodanza    77 Merriam Avenue
Clerk                         Leominster, MA 01453              UNTIL
-------------------------------------------------------------------------------
           Leonard J. Tocci   128 Legate Hill Road
Directors                     Leominster, MA 01453            SUCCESSORS
           Lucille M. Tata    121 Scenic Drive
                              Leominster, MA 01453               ARE
-------------------------------------------------------------------------------
           Richard M. Tocci   121 Scenic Drive                 ELECTED
                              Leominster, MA 01453
-------------------------------------------------------------------------------
           Lawrence Tata      1100 Main Street
                              Leominster, MA 01453
===============================================================================


 (6) SUBSCRIBED THIS 18th day of June 1992, UNDER PENALTIES OF PERJURY.

                          (7) SIGNATURE ______________________________/s/ CLERK

PHOTOCOPIES WILL NOT BE ACCEPTED!                      INSTRUCTIONS ON BACK PAGE

                                                                       ROOM 1717

                       THE COMMONWEALTH OF MASSACHUSETTS
                        OFFICE OF THE SECRETARY OF STATE
                         MICHAEL J. CONNOLLY, SECRETARY
               ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS  02108

                    CERTIFICATE OF CHANGE OF FISCAL YEAR END

                                                   FEDERAL IDENTIFICATION NUMBER

                                                                     04 307 2885
                                                   -----------------------------
     The undersigned Clerk of

--------------------------------------------------------------------------------
     Tomar Plastics Corporation
--------------------------------------------------------------------------------
    (EXACT Name of Corporation)

located at             106 Carter Street, Leominster, MA 01453
--------------------------------------------------------------------------------
                  (Business address of corporation in Massachusetts)

hereby certifies that at a meeting duly held, the fiscal year end (i.e. the tax year end) of the corporation was changed to: the last day of the month of December
SUBSCRIBED TO ON     May 3, 1993     UNDER THE PENALTIES OF PERJURY BY
                     -----------
                     (date)

                     SIGNATURE_________________________
                               Clerk
                               Mark C. Bodanza


NO OFFICER OTHER THAN THE CLERK OR ASSISTANT CLERK MAY SIGN THIS CERTIFICATE.

                                                      (1) FEDERAL IDENTIFICATION
                  THE COMMONWEALTH OF MASSACHUSETTS                       NUMBER
                  OFFICE OF THE SECRETARY OF STATE                   04 307 2885
                     MICHAEL J. CONNOLLY, SECRETARY      -----------------------
              ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108

                 CERTIFICATE OF CHANGE OF DIRECTORS OR OFFICERS
                       OF DOMESTIC BUSINESS CORPORATIONS
                     GENERAL LAWS, CHAPTER 156b, SECTION 53

(2) I, Mark C. Bodanza Clerk or Assistant Clerk (2A)


(3) of Tamor Plastics Corporation                    02108
     (Name of Corporation)

(4) located at  106 Carter Street, Leominster, MA 01453
                ---------------------------------------
     (Business Address of Corporation, Number and Street, City or Town)

hereby certify in compliance with the provisions of law, that a change in the officers of said corporation has been made and that the names of the present officers are as follows:

===============================================================================
  Title       (5A) Name         (5B)  Address:      (5C)  Expiration of
                             Give Number & Street     Term of Office
                                  of Domicile
--------------------------------------------------------------------------------
President  Leonard J. Tocci  128 Legate Hill Road
                             Leominster, MA  01453
--------------------------------------------------------------------------------
Treasurer  Lucille M. Tata   2442 N.E. 25th Street
                             Lighthouse Point, FL
                              33064
--------------------------------------------------------------------------------
Clerk      Mark C. Bodanza   77 Merriam Avenue             UNTIL
                             Leominster, MA  01453      SUCCESSORS
                                                        ARE ELECTED
--------------------------------------------------------------------------------
Directors  Leonard J. Tocci  122 Legate Hill Road
                             Leominster, MA  01453
--------------------------------------------------------------------------------
           Richard M. Tocci  121 Scenic Drive
                             Leominster, Ma  01453
--------------------------------------------------------------------------------
           Lawrence  Tata    1100 Main Street
                             Leominster, MA  01453
--------------------------------------------------------------------------------
           Francis S. Wyman  19 Water Street
                             Leominster, MA  01453
================================================================================
(6) SUBSCRIBED THIS 25th DAY OF MARCH, 1993, UNDER PENALTIES OF PERJURY.

                     (7)  SIGNATURE _________________ CLERK OR ASSISTANT CLERK

PHOTOCOPIES WILL NOT BE ACCEPTED                       INSTRUCTIONS ON BACK PAGE

                       THE COMMONWEALTH OF MASSACHUSETTS

                            MICHAEL JOSEPH CONNOLLY
                               SECRETARY OF STATE
                              ONE ASHBURTON PLACE
                              BOSTON, MASS.  02108

                        ARTICLES OF CONSOLIDATION MERGER
               PURSUANT TO GENERAL LAWS, CHAPTER 156b, SECTION 78

The fee for filing this certificate is prescribed by General Laws, Chapter 156b, Section 114
            Make checks payable to the Commonwealth of Massachusetts

MERGER OF                                 Victory Button Company, Inc.
                                          ----------------------------
                                          Tamor Plastics Corp.
                                          -----------------------------
                                          -----------------------------
                                          -----------------------------

                                               the constituent corporations

                                          into
                                                Tamor Plastics Corp.

one of the constituent corporations*

     The undersigned officers of each of the constituent corporations certify under the penalties of perjury as follows:

     1. An agreement of merger has been duly adopted in compliance with the requirements of subsections (b) and (c) of General Laws, Chapter 156b, Section 78, and will be kept as provided by subsection (d) thereof. The surviving corporation will furnish a copy of said agreement to any of its stockholders, or to any person who was a stockholder of any constituent corporation, upon written request and without charge.

     2. The effective date of the merger determined pursuant to the agreement referred to in paragraph 1 shall be January 1, 1995.

     3. (For a merger)
      **The following amendments to the articles of organization of the SURVIVING corporation have been affected pursuant to the agreement of merger referred to in paragraph 1.

      The restriction upon the transfer of shares as contained in the Articles of Organization of the surviving corporation dated March 4, 1947 is hereby deleted.

                      "See attachment to paragraph no. 3A"


*Delete the inapplicable words.
**If there are no provisions state "NONE".
NOTE: If the space provided under article 3 is insufficient, additions shall be set forth on separate 8 1/2 x 11 inch sheets of paper, leaving a left hand margin of at least 1 inch for binding. Additions more than one article may be continued on a single sheet so long as each article requiring each such addition is clearly indicated.

                         ATTACHMENT TO PARAGRAPH NO. 3A

     The purpose clause of the Surviving Corporation shall be amended to read as follows:

     (a) To manufacture, buy, sell, export, import, or in any manner trade or deal in or with plastic products, plastic materials, or in or with raw materials, moulds, forms, tools, machinery, equipment or factory space; to enter into and perform contracts of sale or purchase, employment, mortgage, pledge, borrowing, guaranty, or for rental or for services to be rendered or received, or any other manner of contract; to invent or design or contrive equipment, patterns, moulds, processes, formulae or sales devices, and to acquire, hold, sell, assign, or license , or do any act to protect any patent, copyright, or trade-name or trade-mark rights in or relating thereto; and to enter into any joint venture, combination, contract, or licensing arrangement with any other corporation or association for doing any of the foregoing;

     (b) To carry on any business permitted by the Laws of the Commonwealth of Massachusetts to a corporation organized under Chapter 156b of the Massachusetts General Laws.

     4. The following information shall not for any purpose be treated as a permanent part of the ____________________ organization of the surviving corporation.

     (a) The post office address of the initial principal office of the surviving corporation in Massachusetts _________ is: 106 Carter Street, Leominster, MA ________.

     (b) The name, residence and post office address of each of the initial directors and President, Treasurer and Clerk of the resulting surviving corporation is as follows:


Name       Residence           Post Office

President  Leonard J. Tocci    128 Legate Hill Road, Leominster, MA  01453

Treasurer  Richard M. Tocci    121 Scenic Drive, Leominster, Ma  01453

Clerk      Mark C. Bodanza     36 School Street, Leominster, MA  01453

Directors  Leonard J. Tocci    122 Legate Hill Road, Leominster, MA  01453

           Richard M. Tocci    121 Scenic Drive, Leominster, Ma  01453

           Francis S. Wyman    Newell Hill Road, Leominster, MA  01453

           Lawrence Tata       1100 Main Street, Leominster, MA  01453



     (c) The date initially adopted on which the fiscal year of the surviving corporation ends is December 31st

     (d) The date initially fixed in the by-laws for the Annual Meeting of stockholders of the surviving corporation is: Second Monday in January

     The undersigned officers of the several constituent corporations listed above further state under the penalties of perjury as to their respective corporations that the agreement of consolidation merger referred to in paragraph 1 has been duly executed on behalf of such corporation and duly approved by the stockholders of such corporation in the manner required by General Laws, Chapter 156b, Section 78.

                         ______________________________ President Vice President
                         ______________________________ Clerk Assistant Clerk

of Victory Button Co., Inc._________________________________________
                       (name of constituent corporation)

                         ______________________________ President Vice President
                         ______________________________ Clerk Assistant Clerk
of Tamor Plastics Corporation_________________________________________
                       (name of constituent corporation)

*Delete the inapplicable words

                       THE COMMONWEALTH OF MASSACHUSETTS
                        ARTICLES OF CONSOLIDATION/MERGER
                    (GENERAL LAWS, CHAPTER 156b, SECTION 78)

     I hereby approve the within articles of merger and, the filing fee in the amount of $250.00 having been paid, said articles are deemed to have been filed with me this 15th day of December, 1994.

Effective Date

January 1, 1995                         MICHAEL JOSEPH CONNOLLY
---------------                          Secretary of State















                         TO BE FILLED IN BY CORPORATION
                  PHOTO COPY OF ARTICLES OF MERGER TO BE SENT

                     TO:

                     MARK C. BODANZA, ESQUIRE
                     ------------------------
                     36 SCHOOL STREET
                     ----------------
                     LEOMINSTER, MA  01453
                     ---------------------
                     TELEPHONE (508) 840-0500
                     ------------------------
                                                  COPY MAILED

                                                          FEDERAL IDENTIFICATION
                                                                  NO. 04-2073885


                       THE COMMONWEALTH OF MASSACHUSETTS
                             WILLIAM FRANCIS GALVIN
                         SECRETARY OF THE COMMONWEALTH
            ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS  021080-1512

                             ARTICLES OF AMENDMENT
                    (GENERAL LAWS, CHAPTER 156b, SECTION 72)

We, Leonard J. Tocci Vice President, CEO and Mark C. Bodanza, Clerk of

Tamor Plastics Corp.
---------------------
(Exact Name of  corporation)

located at: 106 Carter Street, Leominster, MA  01453
            ----------------------------------------
           (Street Address of corporation in Massachusetts)
certify that these Articles of Amendment affecting articles numbered: Article
                                                                      -------
1___________________________________________________________________________
           (Number those articles 1,2,3,4,5, and/or 6 being amended)
of the Articles of Organization were duly adopted at a meeting held on December 30, 1996, by vote of 38.771 shares of common of 38.771 shares
------------------            ------           ------    ------
                                          (type, class & series, if any)
outstanding._______ shares of

______________________________________ of _______ shares outstanding and
(type, class & series, if any)
_________ shares of ______________ of ____________ shares outstanding.
                (type, class & series, if any)

being at least two-thirds of each type, class or series outstanding and entitled to vote thereon and of each type, class or series of stock whose rights are adversely affected thereby:


*Delete the inapplicable words. Delete the inapplicable clause.
1 For amendments adopted pursuant to Chapter 156b  Section 70.
2 For amendments adopted pursuant to Chapter 156b  Section 71.
NOTE: If the space provided under any article or item on this form is insufficient, additions shall be set forth on one side only of separate 8 1/2 x 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a single sheet so long as each article requiring such addition is clearly indicated.

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:




===============================================================================
   WITHOUT PAR VALUE STOCKS              WITH PAR VALUE STOCKS
-------------------------------------------------------------------------------
TYPE          NUMBER OF SHARES  TYPE        NUMBER OF SHARES  PAR VALUE
-------------------------------------------------------------------------------
Common:                         Common:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Preferred:                      Preferred:
-------------------------------------------------------------------------------

===============================================================================
Change the total authorized to:



===============================================================================
   WITHOUT PAR VALUE STOCKS              WITH PAR VALUE STOCKS
-------------------------------------------------------------------------------
TYPE          NUMBER OF SHARES  TYPE        NUMBER OF SHARES  PAR VALUE
-------------------------------------------------------------------------------
Common:                         Common:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Preferred:                      Preferred:
-------------------------------------------------------------------------------

===============================================================================

                The name of the corporation shall be changed to:

                               Tamor Corporation




















The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156b, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date:  January 1, 1997.

SIGNED UNDER THE PENALTIES OF PERJURY, this 30th day of December, 1996.

____________________________________________ Vice  President/CEO
Leonard J. Tocci

____________________________________________, Clerk
Mark C. Bodanza
*Delete the inapplicable words.